UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     July 20, 2012

OMNICOM GROUP INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2012, Omnicom Group Inc.’s (the “Company”) wholly-owned finance subsidiary Omnicom Finance Inc. (“OFI”) was merged with and into the Company. Pursuant to the merger, Omnicom has assumed OFI's obligations under the terms of the indentures governing the Company’s, OFI’s and Omnicom Capital Inc.’s (“OCI”) Zero Coupon Zero Yield Convertible Notes due 2032, Zero Coupon Zero Yield Convertible Notes due 2033, Zero Coupon Zero Yield Convertible Notes due 2038, 5.90% Notes due 2016, 6.25% Senior Notes due 2019, 4.45% Senior Notes due 2020 and 3.625% Senior Notes due 2022 (collectively, the “Notes”).

As a result of the merger, and to reflect the foregoing, the Company and OCI (collectively, the “Issuers”) have entered into (i) the sixth supplemental indenture (the “2032 Supplemental Indenture”), dated as of July 20, 2012, by and among the Issuers and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), to the indenture, dated as of March 6, 2002 (as amended, supplemented or otherwise modified through the date hereof, the “2032 Indenture”), (ii) the seventh supplemental indenture (the “2033/2038 Supplemental Indenture”), dated as of July 20, 2012, by and among the Issuers and the Trustee, to the indenture, dated as of June 10, 2003 (as amended, supplemented or otherwise modified through the date hereof, the “2033/2038 Indenture”), (iii) the second supplemental indenture (the “2016 Supplemental Indenture”), dated as of July 20, 2012, by and among the Issuers and the Trustee, to the indenture, dated as of March 29, 2006 (as amended, supplemented or otherwise modified through the date hereof, the “2016 Indenture”), and (iv) the fourth supplemental indenture (the “2019/2020/2022 Supplemental Indenture” and, together with the 2032 Supplemental Indenture, the 2033/2038 Supplemental Indenture and the 2016 Supplemental Indenture, the “Supplemental Indentures”), dated as of July 20, 2012, by and among the Issuers and the Trustee, to the indenture, dated as of July 1, 2009 (the “2019/2020/2022 Indenture” and, together with the 2032 Indenture, the 2033/2038 Indenture and the 2016 Indenture, the “Indentures”).

The description of the Supplemental Indentures is not complete and is qualified in its entirety by the full text of the Supplemental Indentures attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4.

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits.

Exhibit Number	Description

4.1	Sixth Supplemental Indenture, dated as of July 20, 2012, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee, to the Indenture, dated as of March 6, 2002, between Omnicom Group Inc. and JPMorgan Chase Bank, as trustee.
4.2	Seventh Supplemental Indenture, dated as of July 20, 2012, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee, to the Indenture, dated as of June 10, 2003, between Omnicom Group Inc. and JPMorgan Chase Bank, as trustee.
4.3	Second Supplemental Indenture, dated as of July 20, 2012, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee, to the Indenture, dated as of March 29, 2006, among Omnicom Group Inc., Omnicom Capital Inc., Omnicom Finance Inc. and Deutsche Bank Trust Company Americas, as trustee.
4.4	Fourth Supplemental Indenture, dated as of July 20, 2012, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee, to the Indenture, dated as of July 1, 2009, among Omnicom Group Inc., Omnicom Capital Inc., Omnicom Finance Inc. and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
By:		/s/ Philip J. Angelastro
	Name:	Philip J. Angelastro
	Title:	Senior Vice President Finance and Controller

Date: July 20, 2012

Index to Exhibits

Exhibit Number	Description

4.1	Sixth Supplemental Indenture, dated as of July 20, 2012, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee, to the Indenture, dated as of March 6, 2002, between Omnicom Group Inc. and JPMorgan Chase Bank, as trustee.
4.2	Seventh Supplemental Indenture, dated as of July 20, 2012, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee, to the Indenture, dated as of June 10, 2003, between Omnicom Group Inc. and JPMorgan Chase Bank, as trustee.
4.3	Second Supplemental Indenture, dated as of July 20, 2012, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee, to the Indenture, dated as of March 29, 2006, among Omnicom Group Inc., Omnicom Capital Inc., Omnicom Finance Inc. and Deutsche Bank Trust Company Americas, as trustee.
4.4	Fourth Supplemental Indenture, dated as of July 20, 2012, among Omnicom Group Inc., Omnicom Capital Inc. and Deutsche Bank Trust Company Americas, as trustee, to the Indenture, dated as of July 1, 2009, among Omnicom Group Inc., Omnicom Capital Inc., Omnicom Finance Inc. and Deutsche Bank Trust Company Americas, as trustee.